EXHIBIT 32

                            CERTIFICATION OF OFFICERS
                         OF UNITED HERITAGE CORPORATION
                           PURSUANT TO 18 USC ss. 1350


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of United Heritage Corporation (the "Company") does hereby certify, to such officer's knowledge, that:

      (a) The quarterly report on Form 10-QSB for the period ended September 30, 2005 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

      (b) Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 14, 2005



/s/ Walter G. Mize
--------------------------------------------
Walter G. Mize,
Chief Executive Officer


Dated:  November 14, 2005


/s/ C. Dean Boyd
--------------------------------------------
C. Dean Boyd,
Chief Financial Officer